Business combinations	12 Months Ended
Dec. 31, 2022
Business combinations
Business combinations
33 Business combinations

a. Stella GD Intermediação de Geração Distribuída de Energia Ltda

On October 1, 2022, by means of subsidiary Ultragaz Comercial Ltda., the Company acquired all shares of Stella GD Intermediação de Geração Distribuída de Energia Ltda. (“Stella”). The transaction qualifies as a business combination as defined in IFRS 3  – Business Combinations. This acquisition marks Ultragaz's entry into the electricity segment, in line with its strategy of expanding its offering of energy solutions to its customers, leveraging on its capillarity, commercial strength, the Ultragaz brand and its extensive base of industrial and residential customers.

Founded in 2019, Stella is a technology platform that connects renewable electric power generators and customers, in form of Distributed Generation. The company has a footprint in 12 States, has more than 11 thousand active customers and offered power of approximately 75 MWp (Mega-Watt peak).

The total amount paid for the company was R$ 63,000, with an initial payment of R$ 7,560. The remaining amount of the acquisition will be settled in 2027, subject to adjustments relating to Stella’s performance achievement conditions ("contingent consideration” or “earnout”).

The Company, based on applicable accounting standards, is determining the balance sheet as of the acquisition date, the fair value of assets and liabilities and, consequently, goodwill. The purchase price allocation (”PPA”) will be completed in 2023.

The Company, supported by an independent appraisal firm, estimated the provisional amounts for the purchase price allocation and determined the provisional goodwill in the amount of R$ 99,679, based on the amount already paid on the transaction date, and the estimated fair value relating to the future payment of earnout.

The earnout is determined based on contractual goals set for revenue and the accounting net cash flow to be achieved in the year ending December 31, 2026. The Company estimated the fair value of the earnout based on the discounted cash flow method and projections of earnings as estimated by Management.

The table below summarizes the provisional balances of assets acquired and liabilities assumed on the acquisition date, subject to adjustment for purchase price allocation and goodwill determination:

Assets
Cash and cash equivalents	1,586
Receivables	17
Other receivables	119
Property, plant and equipment	515
Intangible assets	902
Goodwill based on expected future profitability	99,679
Liabilities
Trade payables	14
Salaries and related charges	217
Taxes payable	9
Other payables	5,378
Acquisition value	97,200

Comprised by
Cash	7,560
Contingent consideration to be settled	89,640
Total consideration	97,200

Net cash outflow resulting from the acquisition
Consideration in cash	7,560
Cash and cash equivalents acquired	(1,586)
Total	5,974

The contribution of the acquired company's results to the Company's results if the business combination had occurred on January 1, 2022 is considered immaterial, as well as the contribution to the Company's results since October 1, 2022.

Earnout sensitivity analysis

The following table shows information on how the fair value of the contingent consideration was determined considering the basic assumptions used to define earnout. The following sensitivity analyses as of December 31, 2022, as shown below, were determined based on possible changes of assumptions, keeping all other assumptions constant.

Goals	Changes in goals	Increase in liability	Changes in goals	Decrease in liabilities
Accounting net cash flow and net revenue	increase by 25.0 p.p.	33,146	decrease by 25.0 p.p.	26,940